EXHIBIT 99.2

©2021 3D Systems, Inc. | All Rights Reserved. Third Quarter 202 1 Financial Results November 9 , 2021 EXHIBIT 99.2

©2021 3D Systems, Inc. | All Rights Reserved. 2 Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Jagtar Narula Executive VP and Chief Financial Officer Andrew Johnson Executive VP and Chief Legal Officer John Nypaver , Jr. VP , Treasurer and Investor Relations To participate via phone, please dial: 1 - 201 - 689 - 8345 ©2021 3D Systems, Inc. | All Rights Reserved.

©2021 3D Systems, Inc. | All Rights Reserved. Certain statements made in this release that are not statements of historical or current facts are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward - looking statements . In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology . Forward - looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company . The factors described under the headings “Forward - Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward - looking statements . Although management believes that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved . The forward - looking statements included are made only as the date of the statement . 3 D Systems undertakes no obligation to update or revise any forward - looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10 - K and Part II of our Quarterly Reports on Form 10 - Q filed with the SEC as well as other information about us in our filings with the SEC . These are available at www . SEC . gov . 3 Forward Looking Statements

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 4

©2021 3D Systems, Inc. | All Rights Reserved. Oqton AI - Powered Manufacturing Operating System

©2021 3D Systems, Inc. | All Rights Reserved. 6 Focus High Value Growth Markets with Significant Barriers to Entry Industrial Solutions Healthcare Solutions Group Bioprinting (Laboratories) Regenerative Medicine (Humans) 4 Non - Core Businesses (Exited) Printers Materials Software 1986 – 2020 JULY 2020 2021 AND BEYOND 3D Systems: Company Rebirth for an Even Stronger Future Reorganized, Lean, Focused, Growing and Profitable Cash Generating with Excellent Balance Sheet to Support Future Growth Investments Digital Manufacturing Software

©2021 3D Systems, Inc. | All Rights Reserved. Healthcare Solutions 7 Anatomical Models (since 1994) Surgical Planning (since 2005) Patient - Specific Instruments/Guides (since 2007) Patient - Specific & Stock Implants (since 2010) Relative Size of Market Hardware Materials Services Software Enabling technologies fuel healthcare application growth Unrivaled capabilities Best foundation for growth into new frontiers

©2021 3D Systems, Inc. | All Rights Reserved. Healthcare Solutions Broadest range of FDA - cleared capabilities for anatomic modeling and surgical planning Development and manufacturing services that support 100+ products from head to toe

©2021 3D Systems, Inc. | All Rights Reserved. 9 Recognized Leaders in Biomaterials and Bioprinting

Volumetric – Creating a World-Class Regenerative Medicine Team

WHAT 3D SYSTEMS DOES TODAY

- ✓ **Organ printing**
  3D Systems and United Therapeutics
- ✓ **Non-organ applications for human body**
  3D Systems and application partners
- ✓ **Advanced bioprinting solutions in medical and pharmaceutical labs**
  Allevi

\+



Chuck Hull (L), co-founder of 3D Systems and Chief Technology Officer for Regenerative Medicine at 3D Systems, and Dr. Jordan Miller (R), co-founder of Volumetric Biotechnologies who will be appointed Chief Scientist for Regenerative Medicine at 3D Systems

WHAT VOLUMETRIC BRINGS

- ✓ **Exceptional tissue engineering and biological expertise**
- ✓ **Accelerated development and commercialization of vascularized human tissues and bioprinted constructs**
- ✓ **Technological leadership for laboratory applications including drug discovery**

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©2021 3D Systems, Inc. | All Rights Reserved.

©2021 3D Systems, Inc. | All Rights Reserved. Jagtar Narula Executive VP & Chief Financial Officer 11

©2021 3D Systems, Inc. | All Rights Reserved. 12 Q 3 Summary * See Appendix for reconciliation of GAAP and non - GAAP operating loss, net loss and net loss per share. HIGHLIGHTS Q 3 Revenue increase d 35.9% and 21.2 % excluding divested business vs. Q3:20 and Q3:19, respectively Fourth consecutive quarter of YoY revenue growth and profitability (on a non - GAAP basis) Adjusted EBITDA more than doubled from Q3:20 QUARTER - ENDED SEPT 30, (IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2021 2020 2019 REVENUE $156.1 $136.2 $156.2 OPERATING LOSS ($17.2) ($67.6) ($11.9) NET INCOME (LOSS) $292.7 ($72.9) ($16.8) INCOME (LOSS) PER SHARE - BASIC $2.39 ($0.61) ($0.15) INCOME (LOSS) PER SHARE - DILUTED $2.34 ($0.61) ($0.15) NON-GAAP OPERATING INCOME (LOSS) $10.6 $0.0 ($0.4) NON-GAAP NET INCOME (LOSS) $10.0 ($4.1) ($4.5) NON-GAAP INCOME (LOSS) PER SHARE - BASIC $0.08 ($0.03) ($0.04) NON-GAAP INCOME (LOSS) PER SHARE - DILUTED $0.08 ($0.03) ($0.04) ADJUSTED EBITDA $16.3 $7.2 $7.0

©2021 3D Systems, Inc. | All Rights Reserved. 13 Revenue by Market $ in millions $79.7 $79.7 Q2 2021 Q3 2021 Industrial Revenue Q3 QoQ +0.1% $82.8 $76.4 Q2 2021 Q3 2021 Healthcare Revenue Q3 QoQ (7.8%) Excluding divestitures, Heathcare revenue is down 1.4% QoQ Excluding divestitures, Industrial revenue is up 2.1% QoQ

©2021 3D Systems, Inc. | All Rights Reserved. 14 Gross Profit Margin • Gross margin declined slightly due to divested businesses • Excluding divestitures, GPM increased 80 bp year - over - year • Expect full - year non - GAAP GPM in range of 41% to 43% See appendix for a reconciliation of non - GAAP gross profit. 43% 43% 44% 42% 42% 30% 35% 40% 45% 50% Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Non - GAAP GPM 43% 42% 44% 42% 41% 30% 35% 40% 45% 50% Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 GAAP GPM

©2021 3D Systems, Inc. | All Rights Reserved. 15 Operating Expenses $126.2 $71.7 $66.2 $79.1 $81.5 $0 $20 $40 $60 $80 $100 $120 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $ in millions GAAP R&D SG&A Goodwill Impairment $58.8 $58.0 $51.2 $55.2 $54.1 $0 $20 $40 $60 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $ in millions Non - GAAP R&D SG&A Non - GAAP operating expenses decreased 8.0 % compared to the prior year and de creased 2.0% compared to second quarter 2021 reflecting disciplined spending efforts while focusing on growth initiatives See appendix for a reconciliation of non - GAAP operating expenses.

©2021 3D Systems, Inc. | All Rights Reserved. 16 5.3% 13.3% 13.6% 12.4% 10.5% -5.0% 0.0% 5.0% 10.0% 15.0% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Adjusted EBITDA Margin Defined as non - GAAP Operating Income plus Depreciation divided by Revenue See appendix for a reconciliation of Non - GAAP Operating Income and Adjusted EBITDA.

©2021 3D Systems, Inc. | All Rights Reserved. 17 Strong Balance Sheet and Cash Generation • Generated $ 20.7 million of cash fro m operations, the fourth straight quarter of positive cash from operations • $ 502.8 million of cash and cash equivalents • Upon completion of our announced acquisitions, we expect to have approximately $ 37 0 million dollars of cash • Acquisitions are expected to have a minimal impact on our non - GAAP operating income in 2021

©2021 3D Systems, Inc. | All Rights Reserved. ©2021 3D Systems, Inc. | All Rights Reserved. INVESTOR DAY UPDATE

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 19

©2021 3D Systems, Inc. | All Rights Reserved. ©2021 3D Systems, Inc. | All Rights Reserved. 20 Transformed into a Differentiated Company in the AM Industry • Adding value for investors through a combination of growth and profitability, a financial profile that distinguishes us in the industry • Deeply integrated with specific markets and customers vs being just a “vendor” • Attracting talented individuals to all areas of the company • Investing for growth ©2021 3D Systems, Inc. | All Rights Reserved.

©2021 3D Systems, Inc. | All Rights Reserved. 21 Q&A Session 1 - 201 - 689 - 8345

©2021 3D Systems, Inc. | All Rights Reserved. 22 Thank You Find out more at: www.3dsystems.com

©2021 3D Systems, Inc. | All Rights Reserved. Appendix

©2021 3D Systems, Inc. | All Rights Reserved. 24 Presentation of Information 3D Systems reports is financial results in accordance with GAAP. To facilitate a better understanding of the impact that strategic acquisitions, non - recurring charges and certain non - cash expenses had on its financial results, management reviews certain non - GAAP measures, including non - GAAP revenue, non - GAAP revenue adjusted for divestitures, non - GAAP Cost of Sales, non - GAAP Operating Income, non - GAAP Net Income (Loss), non - GAAP Basic and Diluted Income (Loss) per Share, non - GAAP Gross Profit, non - GAAP Gross Profit Margin, non - GAAP Gross Profit Margin adjusted for divestitures, non - GAAP SG&A Expenses, non - GAAP R&D, non - GAAP Other Income and Expense and non - GAAP Operating Expenses, each of which exclude the impact of amortization of intangibles, acquisition and severance expenses, stock - based compensation expense, litigation settlements and charges related to strategic decisions and portfolio realignment, and Adjusted EBITDA, defined as non - GAAP Operating Income plus depreciation, and Adjusted EBITDA Margins, defined as Adjusted EBITDA divided by revenue, to better evaluate period - over - period performance. A reconciliation of GAAP to non - GAAP results is provided in the accompanying schedule. 3D Systems does not provide forward - looking guidance on a GAAP basis. The company is unable to provide a quantitative reconciliation of these forward - looking non - GAAP measures to the most directly comparable forward - looking GAAP measures without unreasonable effort because 3D Systems cannot reliably forecast legal, acquisition and divestiture expenses, restructuring expenses, product end of life adjustments and goodwill impairment, which are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.

Non-GAAP Reconciliation - Operating Income (Loss) (Unaudited)

Third Quarter and Nine-Month Non-GAAP Operating Income (Loss)

(in millions, except per share amounts)	Quarter Ended September 30, 2021	Quarter Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
GAAP Operating income (loss)	$ (17.2)	$ (67.6)	$ (29.2)	$ (119.7)
Adjustments:				
Amortization, stock-based compensation & other (1)	16.1	7.2	51.5	29.3
Legal, acquisition and divestiture related (2)	11.4	0.2	13.6	0.7
Cost optimization plan, including severance costs (3)	—	11.9	1.6	14.7
Product end of life adjustment (4)	0.4	—	—	10.9
Goodwill Impairment (5)	—	48.3	—	48.3
Non-GAAP Operating income (loss)	**$ 10.6**	**$ 0.0**	**$ 37.5**	**$ (15.8)**

(1) For the quarter ended September 30, 2021, the adjustment included $16.1 in SG&A. For the quarter ended September 30, 2020, the adjustment included $0.1 in COGS and $7.1 in SG&A. For the nine months ended September 30, 2021, the adjustment included $0.3 in COGS and $51.2 in SG&A. For the nine months ended September 30, 2020, the adjustment included $0.3 in COGS and $29.0 in SG&A.
(2) For the quarter ended September 30, 2021, the adjustment included $11.4 in SG&A. For the quarter ended September 30, 2020, the adjustment included $0.1 in COGS, $0.1 in SG&A. For the nine months ended September 30, 2021, the adjustment included $13.6 in SG&A. For the nine months ended September 30, 2020, the adjustment included $0.3 in COGS, $0.4 in SG&A.
(3) For the quarter ended September 30, 2020, the adjustment included $11.9 in SG&A. For the nine months ended September 30, 2021, the adjustment included $1.6 in SG&A. For the nine months ended September 30, 2020, the adjustment included $0.7 in COGS, $13.8 in SG&A, $0.1 in R&D.
(4) For the quarter ended September 30, 2021, the adjustment included $0.4 in COGS. For the nine months ended September 30, 2020, the adjustment included $10.9 in COGS.
(5) For the quarter and nine months ended September 30, 2020, the adjustment included $48.3 in Impairment of goodwill.

* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

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©2021 3D Systems, Inc. | All Rights Reserved.

Non-GAAP Reconciliation - Net Income (Loss) (Unaudited)

Third Quarter and Nine-Month Non-GAAP Net Income (Loss)

	Quarter Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
GAAP Net income (loss)	$ 292.7	$ (72.9)	$ 328.3	$ (129.8)
Adjustments:				
Amortization, stock-based compensation & other	16.1	7.2	51.5	29.3
Legal, acquisition and divestiture related [1]	(299.1)	0.4	(336.2)	0.8
Cost optimization plan, including severance costs	—	11.9	1.6	14.7
Impairment of cost-method investments [2]	—	1.1	—	2.2
Product end of life adjustment	0.4	—	—	10.9
Goodwill Impairment	—	48.3	—	48.3
Non-GAAP Net income (loss)	**$ 10.0**	**$ (4.1)**	**$ 45.1**	**$ (23.7)**

[1] In addition to operating (loss) adjustments, the net income (loss) adjustments include $310.5 and $0.2 in other income/(expense), net for the quarters ended September 30, 2021 and 2020, respectively. In addition to the operating (loss) adjustments, the net income (loss) adjustments include $349.8. and $0.2 for the nine months ended September 30, 2021 and 2020, respectively
[2] For the quarter and nine months ended September 30, 2020, the net loss adjustment included $1.1 and $2.2, respectively, in interest and other income (expense), net.

* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

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©2021 3D Systems, Inc. | All Rights Reserved.

©2021 3D Systems, Inc. | All Rights Reserved. Non - GAAP Reconciliation – EPS (Unaudited) Third Quarter and Nine - Month Net Income (Loss) per Share 27 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. Quarter Ended September 30, Nine Months Ended September 30, 202 1 2020 202 1 2020 GAAP Net income (loss) per share - basic $ 2.39 $ ( 0 . 61 ) $ 2.69 $ (1.12) Adjustments: Amortization, stock - based compensation & other 0. 13 0. 06 0.42 0. 25 Legal, acquisition and divestiture related (2.44) — (2.75) 0.01 Cost optimization plan, including severance costs — 0.10 0.01 0. 13 Impairment of cost - method investments — 0.01 — 0.0 2 Product end of life adjustment — — — 0.09 Goodwill impairment — 0.41 — 0.42 Non - GAAP Net income (loss) per share - basic $ 0 .08 $ (0 . 03 ) $ 0. 37 $ (0. 20 ) Quarter Ended September 30, Nine Months Ended September 30, 202 1 2020 202 1 2020 GAAP Net income (loss) per share - diluted $ 2.34 $ ( 0 . 61 ) $ 2.63 $ (1.12) Adjustments: Amortization, stock - based compensation & other 0. 13 0. 06 0.41 0. 25 Legal, acquisition and divestiture related (2.39) — (2.69) 0.01 Cost optimization plan, including severance costs — 0.10 0.01 0. 13 Impairment of cost - method investments — 0.01 — 0.0 2 Product end of life adjustment — — — 0.09 Goodwill impairment — 0.41 — 0.42 Non - GAAP Net income (loss) per share - diluted $ 0 .08 $ (0 . 03 ) $ 0. 37 $ (0. 20 )

©2021 3D Systems, Inc. | All Rights Reserved. Non - GAAP Reconciliation - GP and GPM (Unaudited) Quarterly 2020 and 202 1 Non - GAAP Gross Profit & Margin * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 28 2021 2020 Quarter Ended Quarter Ended (in millions) March 31 June 30 September 30 March 31 June 30 September 30 December 31 GAAP Gross Profit $ 64.2 $ 69.0 $ 64.3 $ 57.1 $ 35.2 $ 58.6 $ 72.5 GAAP Gross Profit Margin 43.9% 42.4% 41.2% 42.4% 31.4% 43.4% 42.0 % Adjustments: Amortization, stock - based compensation & other 0.1 0.2 — 0.1 0.1 0.1 0.1 Legal and acquisition - related — — — 0.1 0.1 0.1 0.1 Cost optimization plan — — — 0.7 — — 1.5 Impairment of cost - method investments — — — — — — — Product end of life adjustment (0.1) (0.3) 0.4 — 10.9 — Non - GAAP Gross Profit $ 64.2 $ 69.0 $ 64.7 $ 58.0 $ 46.3 $ 58.8 $ 74.1 Non - GAAP Gross Profit Margin 43.9% 42.4% 41.4% 43.1% 41.3% 43.5% 42.9%

©2021 3D Systems, Inc. | All Rights Reserved. Non - GAAP Reconciliation - Operating Expense (Unaudited) Quarterly 2020 and 202 1 Non - GAAP Operating Expenses * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 29 2021 2020 Quarter Ended Quarter Ended Full (in millions) Mar 31 Jun 30 Sep 30 Mar 31 Jun 30 Sep 30 Dec 31 Year GAAP SG&A Expenses $ 49.6 $ 61.5 $ 65.7 $ 56.1 $ 52.0 $ 59.1 $ 52.7 $ 219.9 GAAP R&D Expenses 16.6 17.6 15.8 19.2 17.0 18.9 19.0 74.1 GAAP Operating Expenses 66.2 79.1 81.5 75.4 69.0 126.2 71.7 342.3 Adjustments to R&D Expenses: Cost optimization plan — — — 0.1 — — — 0.1 Non - GAAP R&D Expenses 16.6 17.6 15.8 19.1 17.0 18.9 19.0 74.0 Adjustments to SG&A Expenses: Amortization, stock - based compensation & other 13.3 21.8 16.1 10.6 11.3 7.1 4.0 33.0 Legal, acquisition and divestiture - related 0.5 1.7 11.4 0 .2 0.1 0.1 3.7 4.1 Cost optimization plan 1.2 0.4 — 1.5 0.5 11.9 6.1 19.9 Total Adjustments to SG&A Expenses 15.0 23.9 27.4 12.2 12.0 19.1 13.7 57.1 Non - GAAP SG&A Expenses 34.6 37.6 38.3 43.9 40.1 40.0 38.9 162. 1 Non - GAAP Operating Expenses $ 51.2 $ 55.2 $ 54.1 $ 63.0 $ 57.1 $ 58.8 $ 58.0 $ 236.9

©2021 3D Systems, Inc. | All Rights Reserved. 30 2019 Quarter Ended March 31 June 30 September 30 December 31 Revenue: Healthcare $ 56.7 $ 63.2 $ 61.4 $ 63.3 Industrial 96.6 95.4 94.9 104.9 Total R evenue 153.3 158.6 156.2 168.2 Revenue from Divestitures : Healthcare 11.6 12.4 14.1 15.1 Industrial 29.0 30.2 29.4 29.4 Total Revenue from Divest. 40.6 42.6 43.5 44.4 Revenue(excl. divest.) : Healthcare 45.1 50.8 47.3 48.2 Industrial 67.5 65.2 65.5 75.6 Total Revenue(excl. divest.) $ 112.6 $ 116.0 $ 112.7 $ 123.8 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 2020 Quarter Ended March 31 June 30 September 30 December 31 $ 52.3 $ 49.1 $ 59.5 $ 85.5 83.3 63.6 76.7 87.1 135.6 112.8 136.2 172.7 12.2 11.7 11.9 14.6 24.8 21.1 23.6 24.6 37.0 32.8 35.6 39.3 40.1 37.4 47.6 70.9 58.6 42.6 53.1 62.5 $ 98.6 $ 80.0 $ 100.6 $ 133.4 Revenue Adjusted for Divestitures (Unaudited) Quarterly 2019 and 202 0

©2021 3D Systems, Inc. | All Rights Reserved. 31 2021 Quarter Ended March 31 June 30 September 30 Revenue: Healthcare $ 72.5 $ 82.8 $ 76.4 Industrial 73.6 79.7 79.7 Total R evenue 146.1 162.6 156.1 Revenue from Divestitures : Healthcare 11.0 13.1 7.7 Industrial 13.8 13.1 11.8 Total Revenue from Divest. 24.8 26.3 19.4 Revenue(excl. divest.) : Healthcare 61.5 69.7 68.7 Industrial 59.8 66.6 67.9 Total Revenue(excl. divest.) $ 121.3 $ 136.3 $ 136.7 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. Revenue Adjusted for Divestitures (Unaudited) Quarterly 202 1